Components of Income Tax Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current:
Federal	$ 217,885	$ 153,502	$ 193,181
State	44,403	31,338	34,415
Deferred:
Federal	46,779	67,901	44,376
State	6,659	7,498	6,493
Income Tax Expense (Benefit), Continuing Operations and Discontinued Operations, Total	$ 315,726	$ 260,239	$ 278,465